EXHIBIT 25

                                                          Optionee: Helen Porter
                                                           Grant: 125,000 shares

                              AUTOLEND GROUP, INC.
                              --------------------

                             STOCK OPTION AGREEMENT
                             ----------------------

     THIS STOCK OPTION AGREEMENT is made and entered into as of the ___ day of ________, 1996 (the "Agreement"), by and between AutoLend Group, Inc., a Delaware corporation, having its principal place of business at 420 Jefferson Avenue, Miami Beach, FL 33139 (the "Company"), and Helen Porter, an individual residing at [address], (the "Optionee").

     WHEREAS, the Optionee has agreed to serve as a consultant to the Company pursuant to a Consulting Agreement between the Company and the Optionee dated the date hereof.

     NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Grant of Option. The Company hereby grants to the Optionee on the date hereof the right and option to purchase (subject to adjustment pursuant to Section 6 hereof) an aggregate of 125,000 of its shares of Common Stock at an option price per share of $2.65, subject to adjustment as provided herein.

     2. Option Period. The option granted hereby each shall remain in full force and effect and be fully exercisable until 12:01 a.m. Eastern Standard Time of the thirty-first day (the "Expiration Date") following the tenth consecutive trading day that the Market Price (as hereinafter defined) of the Company's Common Stock equals or exceeds $6.00 per share, and the Registration Statement referred to in Section 8 hereof is effective, provided however, that if, on the date the Optionee elects to exercise this Option in the manner provided herein during the thirty-one day period as aforesaid (the "Attempted Exercise Date"), the Registration Statement referred to in Section 8 hereof shall not be effective or the Optionee is otherwise unable to sell his shares into the public market because of the Company's failure to comply with any applicable laws or regulations required hereunder, then the Expiration Date shall be adjusted such that this Option shall expire and no longer be exercisable following the tenth day following the fifth consecutive trading day after the Attempted Exercise Date that the Market Price (as hereinafter defined) of the Company's Common Stock equals or exceeds $6.00 per share provided that during each of such ten days the Registration Statement referred to in Section 8 hereof shall be effective or the Optionee is otherwise able to sell her shares in the public market. "Market Price" shall mean, as of any day, the closing sales price of the Common Stock on such day on the New York Stock Exchange or the American Stock Exchange (or if the Common Stock shall not then be listed on either such exchange, the


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closing sales price on the principal  (determined by highest volume averaged for a period of twenty consecutive business days prior to the day as to which "Market Price" is being determined) national securities exchange (as defined in the Securities Exchange Act of 1934, as amended) on which the Common Stock may then be listed) or, if there shall have been no sales on such exchange or exchanges on such day, the closing sales price of the Common Stock on such day on the NASDAQ National Market System or, if the Common Stock is not included on the NASDAQ National Market System, the average of the bid and asked prices at the end of such day or, if the Common Stock shall not be so listed, the average of the bid and asked prices at the end of the day in the over-the-counter market as reported by NASDAQ or, if the Common Stock is included on NASDAQ, as reported by the National Quotation Bureau, Inc. or any successor organization, in each such case, averaged for a period of 20 consecutive business days prior to the day as to which "Market Price" is being determined.

     3. Exercise of Option. (a) Prior to the Expiration Date, the right of exercise shall be cumulative so that if this Option is exercised in part, it shall remain exercisable, in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date.

     (b) The Optionee may exercise the option (to the extent then exercisable) by delivering to the Company a written notice duly signed by the Optionee in the form attached hereto as Exhibit A (an "Exercise Notice") stating the number of shares that the Optionee has elected to purchase, and accompanied by payment (in cash or by certified check) of an amount equal to the full purchase price for the shares to be purchased. The notice shall also contain a statement (if required and in a form reasonably acceptable to the Company) that the Optionee is acquiring the shares for investment only, and not with a view toward the distribution or resale thereof, other than pursuant to an effective registration statement under, or subject to an exemption from, the applicable requirements of the Securities Act of 1933, as amended. Following receipt by the Company of such notice and payment, the Company shall issue, within three (3) business days, the shares in the name of the Optionee and deliver the certificate therefor to the Optionee. No shares shall be issued until full payment therefor has been made and until the Company has complied with all requirements of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any securities exchange on which the Company's stock may then be listed and all applicable state laws in connection with the issuance of the shares or the listing of the shares on said securities exchange. The Optionee shall have none of the rights of a shareholder in respect of such shares until they are issued. Notwithstanding anything herein to the contrary, the Optionee and the Company currently are parties to a Voting Trust Agreement dated of even date herewith and expiring on _____, pursuant to which all shares of the Company's common stock now or hereafter owned by the Optionee shall be deposited with the Voting Trustee under the Voting Trust Agreement and upon which the Voting Trustee shall have certain rights and obligations as provided therein. So long as the Voting Trust Agreement remains in effect, upon the exercise of this Option in whole or in part by the Optionee, certificates representing shares issued upon exercise of this Option shall be registered in the name of and delivered to the Voting Trustee, and a copy of said certificates shall be delivered to the


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Optionee  accompanied by notice that delivery of the original  certificates  was made to the Voting Trustee, provided, however, that to the extent that simultaneously with the delivery of an Exercise Notice to the Company the Optionee provides to the Company a Sale Affidavit (as such term is defined in the Voting Trust Agreement), then the shares issued pursuant to such exercise shall be issued in the name of and delivered directly by the Company to the purchaser described in such Affidavit, and a copy of said certificates shall be delivered to the Optionee accompanied by notice that delivery of the original certificates was made to such Purchaser.

     4. Death. The options granted hereunder shall not in any way be affected by the death of the Optionee, and shall continue to be exercisable by his legal representatives or beneficiaries pursuant to the terms hereof.

     5. Tax Status. The Company makes no representation or warranty whatsoever to the Optionee as to the tax consequences of the grant or exercise of the Option or of the disposition of Shares acquired thereunder.

     6. Antidilution Adjustments.

     (a) Adjustment for Subdivisions or Combinations of Common Stock. In the event the Company at any time or from time to time after the date hereof effects a subdivision or combination of its outstanding capital stock into a greater or lesser number of shares, then and in each such event the number of shares for which the option is exercisable shall be proportionally increased (for subdivisions) or decreased (for combinations). Any adjustment under this Section 6(a) shall become effective at the close of business on the date the subdivision or combination becomes effective.

         (b) Adjustment for Certain Dividends, Distributions and Common Stock Equivalents. In the event the Company at any time or from time to time after the date hereof shall make, issue or fix a record date for the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights ("Common Stock Equivalents") convertible into or entitling the holder to receive additional shares of Common Stock or Common Stock Equivalents, without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise), then the number of shares for which this Option is exercisable shall be increased as of the time of such issuance, by multiplying the number of shares for which this Option is then exercisable in effect by a fraction,

         (i) the numerator of which shall be the total number of shares of Common Stock issued and outstanding or deemed to be issued and outstanding immediately prior to the time of such issuance, plus the number of shares of Common Stock issuable in payment of such dividend or distribution or upon conversion or exercise or successive conversion or exercise of such Common Stock Equivalents; and


                                      - 3 -


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         (ii)     the  denominator  of which shall be the total number of shares of Common Stock issued and  outstanding or deemed to be issued
                  and  outstanding   immediately  prior  to  the  time  of  such
                  issuance.

     (c) Adjustment for Reclassification, Exchange, or Substitution. If the Common Stock issuable upon the exercise of this Option shall be reclassified or changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 6), then and in each such event the holder of this Option shall have the right thereafter to convert such shares into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of Common Stock for which this Option might have been exercised immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

     (d) Reorganization, Mergers, Consolidations or Sales of Assets. If at any time or from time to time there shall be a capital reorganization or the Common Stock (other than a subdivision, combination, dividend, reclassification, or exchange of shares provided from elsewhere in this Section), or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holder of this Option shall thereafter be entitled to receive upon exercise of this Option the number of shares of stock or other securities or property of the Company or of the successor corporation resulting from such merger or consolidation or sale, to which a holder of the Common Stock deliverable upon exercise of this Option immediately prior to such capital reorganization, merger, consolidation or sale would have been entitled upon such shares' capital reorganization, merger, consolidation or sale.

     (e) Adjustment of Exercise Price. Upon each adjustment of the number of shares for which this Option is exercisable as a result of the calculations made in this Section, this Option shall thereafter evidence the right to purchase, the adjusted number of shares at the adjusted Exercise Price (calculated to the nearest cent), obtained by dividing (A) the product obtained by multiplying the exercise price in effect prior to such adjustment by (B) the number of shares for which this Option is exercisable prior to adjustment.

     (f) Reservation of Stock Issuable Upon Exercise. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Option, such number of its shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Option in full. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of this Option in full, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.


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     7.  Fractional  Shares.  No  fractional  shares  shall be  issued  upon the exercise of this Option. If a requested exercise of this Option would result in the issuance of a fractional share of Common Stock, the Company shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction in cash, that fraction multiplied by the Market Price on the date of receipt by the Company of the written n otice and payment in full of the exercise price pursuant to Section 3(b).

     8. Registration. The Company shall use its diligent best efforts to register the exercise of the Option granted hereby and the resale of the Common Stock issuable upon exercise of this Option on a registration statement, or registration statements on Form S-3 and/or Form S-8 or such other form as shall be appropriate and available for use to the Company, pursuant to the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (together, the "Act"), within 90 days after the execution of this Agreement, and from such time as such registration statement shall have become effective, maintain such registration in effect and keep available for delivery upon the exercise of the Options, a prospectus that meets the requirements of Section 10 of the Act , and to comply with all applicable requirements of the Securities Exchange Act of 1934, any securities exchange on which the Company's stock may then be listed, and all applicable state laws; provided however, that the Company shall have no obligation to register the Common Stock issuable upon exercise of this Option or maintain the effectiveness of such registration or qualification or to keep available a prospectus, as aforesaid, in the event that, by amendment to the Act or otherwise, such registration or qualification or the delivery of such prospectus is not required at the time said securities underlying this Option are to be issued or sold; and provided further, that in the event, by amendment to the Act or otherwise, some other or different requirement shall be imposed by act of the Congress of the United States which shall relate to the issuance of such Common Stock issuable upon exercise of this Option, the Company shall use its best efforts to comply with such requirements so long as the same shall not be more burdensome to the Company than the registration statement under the Act. Promptly after a registration statement under the Act covering the aforementioned Common Stock issuable upon exercise of this Option has become effective, or such other action as contemplated hereby and as may be required has been taken, as the case may be, the Company shall cause notice thereof or a copy of the prospectus covering the aforementioned securities to be mailed to the Optionee.

     9. Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given when delivered, if delivered in person or by telecopy, or when deposited in the mail, if mailed by first-class mail or express delivery service, postage or other fee prepaid, with return receipt requested, addressed to each party hereto as follows:

     (a) if to the Company:

         [address]

     (b) if to the Optionee:


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         [address]


copy to:


Either party may designate any other address to which notice shall be given, by giving written notice to the other of such change of address.

     10. Governing Law. This Agreement shall be construed and governed in accordance with the internal laws of the State of Delaware, without regard to principles of conflict of law. Each of the parties hereto agrees to submit to the jurisdiction of the federal or state courts located in the County of New Castle, State of Delaware, in any action or proceeding arising out of or relating to this Agreement.

     11. Entire Agreement. With respect to the subject matter hereof, this Agreement contains the entire agreement between the parties, and may not be altered or modified, except in writing and signed by the party to be charged thereby, and supersedes any and all previous agreements between the parties.

     12. Amendments, Etc. None of the terms hereof may be waived, modified or discharged, except by an instrument in writing specifically referring to this Agreement and signed by each of the parties hereto.

     13. Severability. In the event that any provision of this Agreement would be held to be invalid, prohibited or unenforceable for any reason unless narrowed by construction, this Agreement shall be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drafted so as not to be invalid, prohibited or unenforceable. If any court construes any of the provisions of this Agreement to be unenforceable because of the duration of such provision or the area covered thereby, such court shall have the power to reduce the duration or area of such provision and, in its reduced form, such provision shall then be enforceable and shall be enforced. In the event any of the provisions contained in this Agreement should nevertheless be held to be invalid, prohibited or unenforceable, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns; provided however, that the Optionee may not assign this Agreement without the Company's prior written consent.

     15. Headings. The headings contained herein are included for convenience of reference only and do not constitute a part of this Agreement.

                                      - 6 -


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     16.  Counterparts.  This  Agreement  may  be  executed  in  any  number  of counterparts, all of which together shall for all purposes constitute one agreement, binding on each of the parties, notwithstanding that each of the parties has not signed the same counterpart.

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       AUTOLEND GROUP, INC.

                                       By:  ________________________
                                            Name:
                                            Title:


                                       HELEN PORTER

                                       By:  ________________________
                                            Name:
                                            Title:


                   [Signature Page for Stock Option Agreement]

                                                                       EXHIBIT A

                                  PURCHASE FORM
                                  -------------

                         (To be signed and delivered to
                              AUTOLEND GROUP, INC.
                          upon exercise of the Option)

          The undersigned, the holder of the foregoing Option, hereby irrevocably elects to exercise the purchase rights represented by such Option, and to purchase thereunder ____ shares of Common Stock, par value $.002 of AutoLend Group, Inc. ("Shares"), and herewith makes payment of $ ($ per share) therefor, and requests that the Certificates for the Shares be issued in the name(s) of, and delivered to whose address(es) is/are


                                                          .


          The undersigned hereby represents that the shares to be purchased upon the exercise of this Option are being purchased for investment only, and not with a view toward the distribution or resale thereof, other than pursuant to an effective registration statement under, or subject to an exemption from, the applicable requirements of the Securities Act of 1933, as amended.

          The undersigned hereby agrees to remit to AutoLend Group, Inc. (the "Corporation") an amount sufficient to satisfy the Corporation's federal, state and local withholding tax obligations with respect to the exercise of the Option.


_______________________________
Dated:                   , 19__